UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a party other than the registrant ☐

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☐	Preliminary proxy statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive proxy statement
☑	Definitive additional materials
☐	Soliciting material under § 240.14a-12

MOSYS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MoSys, Inc. Urges Stockholders to Vote for Proposed Business Combination with Peraso Technologies, Leading 5G mmWave Company

SAN JOSE, Calif., November 17, 2021 – MoSys, Inc. (NASDAQ: MOSY) (“MoSys” or the “Company”), a provider of semiconductor solutions that enable fast, intelligent data access for cloud, networking, security and communications systems, is urging its stockholders to vote in support of the proposed business combination with Peraso Technologies Inc. (“Peraso”), a global leader in the development of 5G mmWave silicon devices, and vote "FOR" the business combination, the related issuance of shares and the amendment of the 2019 Stock Incentive Plan, to be considered and voted on at MoSys’ Special Meeting of stockholders scheduled for November 23, 2021 (the “Special Meeting”).

“We believe the business combination with Peraso will provide substantial opportunities for our business across expanded high-growth markets," stated Dan Lewis, MoSys' Chief Executive Officer. "The combination will broaden our product lines, add operating scale and unlock potential selling synergies across common customers. Together, the company will be uniquely positioned to target high-growth opportunities in 5G, as well as telecom and data networks, and provide significantly expanded growth prospects beyond what MoSys can achieve as a standalone company. It is important to note that completion of the business combination requires that stockholders vote in support of both the business combination with Peraso, as well as for approval of amendment to our 2019 Stock Incentive Plan to retain and incentivize key employees of the combined company.”

MoSys stockholders as of the close of business on October 14, 2021, the record date for the Special Meeting, are eligible to vote at and attend the virtual Special Meeting. The MoSys board of directors has recommended that the MoSys stockholders vote “FOR” each of the proposals. To successfully close the business combination, MoSys stockholder approval for the business combination is needed by a majority of voted shares.

Reasons to Vote FOR the Proposed Business combination

•

The business combination with Peraso provides existing MoSys stockholders a significant opportunity to not only participate in the Company’s current markets, but to now participate in multiple high-growth 5G markets.

•

The MoSys board of directors considered alternatives and strategies available to MoSys and determined that entering into the Arrangement Agreement with Peraso was in the best interests of MoSys and its stockholders.

For a more complete understanding of the Business Combination

•	View the business combination presentation previously posted to MoSys’ website by clicking here https://investor.mosys.com/MOSY/

How to Vote

Stockholders who need assistance in submitting their proxy or voting their shares should call MoSys’s proxy solicitor, Kingsdale Advisors (“Kingsdale”) toll-free at 1-877-659-1822 or collect at 1-416-867-2272 and one of Kingsdale’s agents would be happy to help you vote over the phone.

About MoSys, Inc.

MoSys, Inc. (NASDAQ:MOSY) provides both integrated circuits (ICs) and intellectual property (IP) solutions that enable fast, intelligent data access and decision making for a wide range of markets. MoSys' primary product line is marketed under the Accelerator Engine name and includes the Bandwidth Engine IC products, which integrate its proprietary, 1T-SRAM high-density embedded memory and a highly efficient serial interface protocol resulting in a monolithic memory IC solution optimized for memory bandwidth and transaction access performance. In 2020, MoSys began offering for license its initial Virtual Accelerator Engine IP, which consists of software, firmware and related IP. The Virtual Accelerator Engine IP include multiple function accelerator platform products, which target specific application functions, initially Packet Inspection for routing, security and operations, and will use a common software interface to allow performance scalability over multiple hardware environments. For additional information on MoSys, Inc., please visit www.mosys.com.

Bandwidth Engine, MoSys and 1T-SRAM are registered trademarks of MoSys, Inc. in the US and/or other countries. The MoSys logo is a trademark of MoSys, Inc. All other marks mentioned herein are the property of their respective owners.

About Peraso Technologies Inc.

Based in Toronto, Canada, Peraso is a fabless semiconductor company with a focus on the development of mmWave wireless technology and Wireless Gigabit (WiGig®) chipsets. Peraso is also a leading supplier of semiconductors in the PtP and PtMP markets. Since its inception in 2008, Peraso has developed a broad range of core competencies in the field of 5G mmWave semiconductors, including mmWave RF circuits, mmWave signal processing algorithms, beam forming and beam steering algorithms, real time calibration and system monitoring, low cost/high performance antenna technology and high volume production test capability. For additional information, please visit www.perasotech.com.

Important Additional Information Filed with the SEC

In connection with the proposed business combination between MoSys and Peraso Technologies Inc., MoSys filed a proxy statement with the Securities Exchange Commission on October 18, 2021. The proxy statement was mailed to MoSys’ stockholders on or about October 25, 2021. This communication is not a substitute for the proxy statement or any other documents that MoSys may file with the Securities and Exchange Commission or send to its stockholders in connection with the proposed transactions. BEFORE MAKING ANY VOTING DECISION, MOSYS URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS, THE PROXY STATEMENT, AS MAY BE AMENDED, CAREFULLY AND IN ITS ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT MOSYS, THE PROPOSED TRANSACTION AND RELATED MATTERS.

You may obtain free copies of the proxy statement and all other documents filed or that will be filed with the Securities and Exchange Commission regarding the proposed transaction at the website maintained by the Securities and Exchange Commission at www.sec.gov. The proxy statement is available free of charge on MoSys’ website at www.mosys.com or by electronic mail at priv_ir@mosys.com. Investors and stockholders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Participants in Solicitation

Under SEC rules, MoSys, Peraso, and their respective directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies of MoSys’ stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of MoSys’ directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 18, 2021, and the proxy statement filed with the SEC on October 18, 2021. These documents can be obtained free of charge from the sources indicated above. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to MoSys’ stockholders in connection with the proposed business combination is set forth in the proxy statement for the business combination.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of MoSys or Peraso, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

No Offer or Solicitation to Sell

This communication is for informational purposes and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the "safe harbor" created by those sections. All statements in this release that are not based on historical fact are "forward looking statements." These statements may be identified by words such as "estimates," "anticipates," "projects," "plans," "strategy," "goal," or "planned," "seeks," "may," "might", "will," "expects," "intends," "believes," "should," and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance, development of the events, objectives or goals, refinement of strategy, and anticipation of certain behavior of stockholders in connection with MoSys, Peraso, or the arrangement agreement, the expected synergies, and other financial benefits from the business combination, that are not otherwise historical facts, are forward-looking statements,

For further information:

MoSys, Inc. Contact:
Jim Sullivan, CFO
MoSys, Inc.
408-418-7500
jsullivan@mosys.com

Investor Relations Contact:
Shelton Group
Leanne K. Sievers | Jeffrey Schreiner
949-224-3874 | 512-243-8976
sheltonir@sheltongroup.com

SOURCE: MoSys, Inc.